Exhibit 99.1

News Release

Security Federal Corporation Announces the Appointment of Jessica T. Cummins to
the Board of Directors

Aiken, South Carolina (October 22, 2018) - Security Federal Corporation ("Company")(OTCBB:SFDL), the bank holding company of Security Federal Bank ("Bank"), today announced that Jessica T. Cummins has been appointed to its Board of Directors of both the Company and the Bank.
"We are pleased to welcome Ms. Cummins to our Boards of Directors and know she will be a valuable addition," stated J. Chris Verenes, Chief Executive Officer of both the Company and the Bank.
Jessica T. Cummins has been the Chief Financial Officer of the Company and the Bank since June 2014. Prior to that, she served as the Treasurer of the Company since joining the Company and the Bank in 2007. Prior to 2007, Ms. Cummins was employed by Elliott Davis LLC in their Financial Services practice, specializing in financial institutions with an emphasis on publicly traded companies. Ms. Cummins is a Certified Public Accountant.
Security Federal Bank has 16 full service branch locations in Aiken, Ballentine, Clearwater, Columbia, Graniteville, Langley, Lexington, North Augusta, Ridge Spring, Wagener and West Columbia, South Carolina and Evans, Georgia. A full range of financial services, including trust and investments, are provided by the Bank and insurance services are provided by the Bank's wholly owned subsidiary, Security Federal Insurance, Inc.

For additional information contact J. Chris Verenes, Chief Executive Officer, at (803) 641-3000.
Forward-looking statements:
Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision.  These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties.  The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for residential, commercial business and commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; legislative or regulatory changes that adversely affect the Company's business including changes in regulatory policies and principles, and changes related to the Basel III requirements, the impact of the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing regulations, including the interpretation of regulatory capital or other rules; the ability to attract and retain deposits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; technology factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

 Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.